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                                                                   Exhibit 10.55


                             OCEAN POINT TECH CENTRE



January 25, 2001



VISTA MEDICAL TECHNOLOGIES INC.,
5451 Avenida Encinas, Suites A,B,C,J & K
Carlsbad, CA  92008

Dear Mr. Lyon:

Please accept this as Amendment Two to your Lease dated July 7, 1998 by and between Pleta & San Gal Trust Dba: Ocean Point Tech Centre as Lessor and Vista Medical Technologies Inc., as Lessee for 5451 Avenida Encinas, Suites A,B,C,J &K, Carlsbad, California.

Ocean Point Tech Centre has agreed to extend your current lease for 5451 Avenida Encinas, Stes A,B,C,J & K through January 31, 2002 at the following rental rates.


Date                       Base Rent        NNN               Total Rent
----                       ---------        ---               ----------
02/01/01-01/31/02          $9,360.00        $975.00           $10,335.00



All other terms and conditions of The Subject Lease will remain the same.


Agreed & Accepted                           PLETA & SAN GAL TRUST
                                            Dba:  OCEAN POINT TECH CENTRE


Date_____________                           ___________________________
                                            William H. Adair
                                            Executive Vice President

Agreed & Accepted                           VISTA MEDICAL TECHNOLOGIES INC.


Date_____________                           ___________________________
                                            John Lyon, President